UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1. Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

August 31, 2019

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended August 31, 2019, the global economy expanded despite some regional weakness. Upbeat economic data, healthy corporate earnings and hopes for a U.S.-China trade deal helped global markets, as did the U.S. Federal Reserve’s (Fed’s) patient stance and rate cut in July 2019. However, global stocks reflected concerns about the Fed’s prior interest-rate hikes and unwinding of the European Central Bank’s stimulus program, and other concerns included U.S. and European Union political uncertainties and unresolved U.S.-China trade issues. In this environment, global developed and emerging market stocks had marginally positive returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Growth Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Growth Fund, Inc.

This letter reflects our analysis and opinions as of August 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Templeton Growth Fund, Inc.

This annual report for Templeton Growth Fund, Inc. covers the fiscal year ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in the equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares posted a -13.02% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, posted a +0.28% total return.1 For the 10-year period ended August 31, 2019, the Fund’s Class A shares posted a +78.07% cumulative total return, compared with the MSCI ACWI’s +140.83% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended August 31, 2019, despite weakness in certain regions. Global stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. The U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in early 2019, July rate cut and indications it

Geographic Composition

Based on Total Net Assets as of 8/31/19

will act appropriately to sustain U.S. economic expansion and achieve its inflation objective aided market sentiment.

However, markets reflected concerns about the Fed’s interest-rate hikes and the European Central Bank’s (ECB’s) unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, posted a +0.28% total return for the 12-month period.1

The U.S. economy grew during the period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, housing investment and business investment. The unemployment rate decreased slightly from 3.8% in August 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.7% at period-end.2

The Fed raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings, to

1. Source: Morningstar. As of 8/31/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +5.94%, compared with the MSCI ACWI’s 10-year average annual total return of +9.19%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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TEMPLETON GROWTH FUND, INC.

2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated.

Top 10 Sectors/Industries

8/31/19

% of Total Net Assets
Banks	15.6%
Pharmaceuticals	13.4%
Oil, Gas & Consumable Fuels	8.8%
Food & Staples Retailing	5.4%
Diversified Telecommunication Services	5.4%
Wireless Telecommunication Services	4.4%
Industrial Conglomerates	3.5%
Media	3.3%
Food Products	3.1%
Multi-Utilities	2.8%

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth moderated in 2018’s fourth quarter and accelerated in 2019’s first quarter, but contracted in the second quarter as Brexit uncertainties weighed on business sentiment. The Bank of England kept its key policy rate unchanged during the period and lowered its 2019 and 2020 U.K. economic growth forecasts. The eurozone’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, before moderating in the second quarter. The bloc’s annual inflation rate decreased during the period. The ECB concluded its bond purchase program at the end of 2018 and kept its benchmark interest rate unchanged. After providing details of its new stimulus in June 2019, the ECB signaled in July the potential for a rate cut and additional stimulus to support economic expansion.

In Asia, Japan’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, but moderated in the second quarter. The Bank of Japan (BOJ) left its benchmark interest rate unchanged and continued its stimulus measures during the period. In July 2019, the BOJ expressed its openness to increase stimulus in an effort to sustain economic growth and achieve its inflation goal.

In larger emerging markets, Brazil’s quarterly GDP growth slowed in 2018’s fourth quarter, contracted in 2019’s first quarter and accelerated in the second quarter. The Central Bank of Brazil lowered its benchmark interest rate in July

2019. Russia’s annual GDP growth accelerated in 2018’s fourth quarter, moderated in 2019’s first quarter and reaccelerated in the second quarter. The Bank of Russia cut its key interest rate twice toward period-end after increasing it twice earlier in the period. China’s annual GDP growth rate moderated in 2018’s fourth quarter, held steady in 2019’s first quarter and moderated again in the second quarter. The People’s Bank of China implemented an interest-rate reform in August, designating the loan prime rate as the new benchmark for household and business loans, effectively lowering interest rates. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -3.99% total return during the 12-month period.1

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

In addition, the Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, such as buying and selling (writing) put and call options on individual securities (including exchange-traded funds) and indexes, to seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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TEMPLETON GROWTH FUND, INC.

Manager’s Discussion

The Fund underperformed its benchmark, the MSCI ACWI, during the 12 months under review. During the period, global value stocks extended their longest and deepest period of underperformance relative to global growth stocks on record. This adverse trend remained a significant headwind for Templeton’s value-oriented investment strategies, albeit one we are taking numerous decisive measures to remedy. We believe we have upgraded the quality of the portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment; allocated resources toward uncovering opportunities in overlooked market segments; and made selective enhancements to our investment process and team structure.

Relative weakness during the period was partly attributable to stock selection and an overweighting in the financials sector, where our exposure to beleaguered European and emerging market lenders trailed a benchmark index weighted more toward resilient U.S. banks.3 Dutch lender ING Groep led the sector lower as investors disregarded solid customer growth and worried about the margin impact of falling interest rates and rising compliance costs. We believe that following the divestiture of its insurance and asset management businesses, ING today is a pure-play European bank with a competitive cost position and fast-growing online platform in attractive markets such as Germany, Spain and Poland, as well as in its core Benelux markets. With a diversified business model supporting book value-per-share growth through the credit cycle, as well as limited credit risk, improving operational leverage, a strong capital position and shareholder-friendly return profile, we continue to view ING as a core bank holding with solid long-term return potential. Within the financials sector more broadly, we have continued to rotate out of the riskier banks facing excessive macro headwinds and focused instead on higher-quality banks with unique competitive advantages, strong balance sheets and attractive end markets.

Stock selection and an overweighting in the health care sector and stock selection and an underweighting in the information technology (IT) sector also notably detracted from relative performance.4 From the health care sector, Israeli generic drugmaker Teva Pharmaceutical Industries’ share price declined amid investor concerns about challenging industry conditions, litigation risk and a bloated balance sheet. Our investment thesis on Teva has been

Top 10 Holdings

8/31/19

Company Sector/Industry, Country	% of Total Net Assets
Kellogg Co.	3.1%
Food Products, U.S.
Allergan PLC	2.8%
Pharmaceuticals, U.S.
Gilead Sciences Inc.	2.5%
Biotechnology, U.S.
Roche Holding AG	2.4%
Pharmaceuticals, Switzerland
Singapore Telecommunications Ltd.	2.3%
Diversified Telecommunication Services, Singapore
Walgreens Boots Alliance Inc.	2.3%
Food & Staples Retailing, U.S.
BNP Paribas SA	2.2%
Banks, France
Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals, South Korea
Bayer AG	2.2%
Pharmaceuticals, Germany
SES SA	2.2%
Media, Luxembourg

impaired by unforeseen legal and regulatory challenges, and we continue to monitor the volatile stock for a more favorable exit point. We have found more attractive pharmaceuticals companies elsewhere in the sector that, in our analysis, combined solid growth prospects and defensive earnings characteristics with modest valuations. From the IT sector, shares of U.S. communications equipment firm CommScope Holding slumped after investors overlooked better-than-expected cash flow and profits and focused instead on disappointing guidance attributed to weaker anticipated spending from cable operators. We believe the market is overreacting, as major cable operators have indicated that declines in capital expenditures (capex) are temporary and more associated with the timing of investments than with any structural change to capex programs. The stock has also been pressured by weak results from the recently acquired ARRIS business, though we believe this deal presents attractive opportunities for synergies and leverage over a long-term investment horizon.

3. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The IT sector comprises communications equipment; software; and technology hardware, storage and peripherals in the SOI.

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Turning to contributors, stock selection and an underweighted position in the materials sector helped relative performance.5 Precious metals stocks led the sector, with Canadian gold and silver streaming company Wheaton Precious Metals finishing as the Fund’s top contributor. We believe precious metals stocks can play an important role in a diversified portfolio, particularly late in the economic cycle when a combination of rising macro risks, ultra-low interest rates and renewed accommodative policy stance amplifies gold’s relative attractiveness. From a structural standpoint, we have also noted with interest the sharp increase in central bank gold buying, particularly among export-dependent emerging market countries looking for reserve stability and a possible alternative to U.S. dollar hegemony. Wheaton Precious Metals was our preferred exposure to this theme at period-end, based on our assessment that its asset-light streaming (that is, mine financing) model offers price and exploration optionality without the vicissitudes commonly associated with operating actual mines.

From a regional standpoint, stock selection and an unfavorable underweighting in the U.S. notably detracted from relative performance during the 12-month review period. Meanwhile, stock selection and an overweighting in Europe hurt relative results, due largely to U.K. and Dutch holdings, while stock selection and an overweighting in Asia, led lower by China and Japan, hindered results.

Top 10 Countries

8/31/19

% of Total Net Assets
U.S.	28.7%
U.K.	10.2%
Japan	9.6%
France	7.8%
Germany	6.5%
China	5.9%
South Korea	3.4%
Switzerland	3.3%
Netherlands	2.8%
Canada	2.5%

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2019, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA Co-Lead Portfolio Manager

Peter M. Moeschter, CFA
Co-Lead Portfolio Manager

Herbert J. Arnett, Jr.
Heather Arnold, CFA
Christopher James Peel, CFA
Warren Pustam, CFA

Portfolio Management Team

5. The materials sector comprises construction materials and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of August 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-13.02%	-17.81%
5-Year	-2.37%	-1.60%
10-Year	+78.07%	+5.34%

Advisor
1-Year	-12.79%	-12.79%
5-Year	-1.12%	-0.22%
10-Year	+82.68%	+6.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/09–8/31/19)

Advisor Class (9/1/09–8/31/19)

See page 10 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/18–8/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.4464	$0.0296	$2.1922	$2.6682
C	$ —	$0.0296	$2.1922	$2.2218
R	$0.3707	$0.0296	$2.1922	$2.5925
R6	$0.5266	$0.0296	$2.1922	$2.7484
Advisor	$0.5135	$0.0296	$2.1922	$2.7353

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.03%	1.03%
Advisor	0.78%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund’s initial investment. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/19[1,2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$917.30	$5.17	$1,019.81	$5.45	1.07%
C	$1,000	$913.80	$8.78	$1,016.03	$9.25	1.82%
R	$1,000	$916.50	$6.38	$1,018.55	$6.72	1.32%
R6	$1,000	$918.90	$3.53	$1,021.53	$3.72	0.73%
Advisor	$1,000	$918.70	$3.97	$1,021.07	$4.18	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GROWTH FUND, INC.

Financial Highlights

	Year Ended August 31,
	2019	2018	2017	2016	2015
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.08	$26.26	$22.67	$22.60	$26.05

Income from investment operations[a]:

Net investment income[b]	0.51	0.47	0.38	0.35	0.42

Net realized and unrealized gains (losses)	(3.96)	0.84	3.55	0.08	(3.20)

Total from investment operations	(3.45)	1.31	3.93	0.43	(2.78)

Less distributions from:

Net investment income	(0.45)	(0.49)	(0.34)	(0.36)	(0.67)

Net realized gains	(2.22)	—	—	—	—

Total distributions	(2.67)	(0.49)	(0.34)	(0.36)	(0.67)

Net asset value, end of year	$20.96	$27.08	$26.26	$22.67	$22.60

Total return[c]	(13.02)%	4.99%	17.49%	1.97%	(10.76)%

Ratios to average net assets

Expenses[d]	1.06%	1.03%	1.06% [e]	1.07% [e]	1.05%

Net investment income	2.20%	1.75%	1.55%	1.60%	1.74%

Supplemental data

Net assets, end of year (000’s)	$8,604,624	$10,711,345	$10,880,427	$10,524,247	$11,506,800

Portfolio turnover rate	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2019	2018	2017	2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.31	$25.52	$22.04	$21.96	$25.32

Income from investment operations[a]:

Net investment income[b]	0.25	0.26	0.19	0.18	0.23

Net realized and unrealized gains (losses)	(3.78)	0.81	3.45	0.08	(3.11)

Total from investment operations	(3.53)	1.07	3.64	0.26	(2.88)

Less distributions from:

Net investment income	—	(0.28)	(0.16)	(0.18)	(0.48)

Net realized gains	(2.22)	—	—	—	—

Total distributions	(2.22)	(0.28)	(0.16)	(0.18)	(0.48)

Net asset value, end of year	$20.56	$26.31	$25.52	$22.04	$21.96

Total return[c]	(13.68)%	4.20%	16.61%	1.20%	(11.44)%

Ratios to average net assets

Expenses[d]	1.81%	1.78%	1.81% [e]	1.82% [e]	1.80%

Net investment income	1.45%	1.00%	0.80%	0.85%	0.99%

Supplemental data

Net assets, end of year (000’s)	$152,392	$554,889	$594,594	$634,175	$724,843

Portfolio turnover rate	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2019	2018	2017	2016	2015
Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.81	$26.00	$22.45	$22.37	$25.78

Income from investment operations[a]:

Net investment income[b]	0.44	0.40	0.31	0.29	0.36

Net realized and unrealized gains (losses)	(3.91)	0.83	3.52	0.08	(3.17)

Total from investment operations	(3.47)	1.23	3.83	0.37	(2.81)

Less distributions from:

Net investment income	(0.37)	(0.42)	(0.28)	(0.29)	(0.60)

Net realized gains	(2.22)	—	—	—	—

Total distributions	(2.59)	(0.42)	(0.28)	(0.29)	(0.60)

Net asset value, end of year	$20.75	$26.81	$26.00	$22.45	$22.37

Total return	(13.21)%	4.73%	17.18%	1.72%	(10.97)%

Ratios to average net assets

Expenses[c]	1.31%	1.28%	1.31% [d]	1.32% [d]	1.30%

Net investment income	1.95%	1.50%	1.30%	1.35%	1.49%

Supplemental data

Net assets, end of year (000’s)	$62,515	$88,560	$99,389	$104,180	$119,665

Portfolio turnover rate	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2019	2018	2017	2016	2015
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.10	$26.29	$22.69	$22.63	$26.08

Income from investment operations[a]:

Net investment income[b]	0.59	0.56	0.46	0.43	0.51

Net realized and unrealized gains (losses)	(3.97)	0.83	3.56	0.08	(3.20)

Total from investment operations	(3.38)	1.39	4.02	0.51	(2.69)

Less distributions from:

Net investment income	(0.53)	(0.58)	(0.42)	(0.45)	(0.76)

Net realized gains	(2.22)	—	—	—	—

Total distributions	(2.75)	(0.58)	(0.42)	(0.45)	(0.76)

Net asset value, end of year	$20.97	$27.10	$26.29	$22.69	$22.63

Total return	(12.73)%	5.33%	17.94%	2.34%	(10.41)%

Ratios to average net assets

Expenses[c]	0.73%	0.70%	0.71% [d]	0.70% [d]	0.70%

Net investment income	2.53%	2.08%	1.90%	1.97%	2.09%

Supplemental data

Net assets, end of year (000’s)	$1,504,941	$1,791,152	$1,843,276	$1,859,796	$1,977,253

Portfolio turnover rate	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2019	2018	2017	2016	2015
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.15	$26.33	$22.73	$22.66	$26.13

Income from investment operations[a]:

Net investment income[b]	0.57	0.54	0.45	0.40	0.49

Net realized and unrealized gains (losses)	(3.98)	0.83	3.55	0.09	(3.22)

Total from investment operations	(3.41)	1.37	4.00	0.49	(2.73)

Less distributions from:

Net investment income	(0.51)	(0.55)	(0.40)	(0.42)	(0.74)

Net realized gains	(2.22)	—	—	—	—

Total distributions	(2.73)	(0.55)	(0.40)	(0.42)	(0.74)

Net asset value, end of year	$21.01	$27.15	$26.33	$22.73	$22.66

Total return	(12.79)%	5.24%	17.78%	2.25%	(10.54)%

Ratios to average net assets

Expenses[c]	0.81%	0.78%	0.81% [d]	0.82% [d]	0.80%

Net investment income	2.45%	2.00%	1.80%	1.85%	1.99%

Supplemental data

Net assets, end of year (000’s)	$427,371	$533,358	$523,263	$388,677	$396,094

Portfolio turnover rate	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, August 31, 2019

	Industry	Shares	Value

Common Stocks 95.1%

Canada 2.5%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	7,530,600	$50,268,084
Wheaton Precious Metals Corp.	Metals & Mining	7,297,821	214,583,774

			264,851,858

China 5.9%
[a]Baidu Inc., ADR	Interactive Media & Services	998,180	104,279,865
China Life Insurance Co. Ltd., H	Insurance	75,933,000	177,484,619
China Mobile Ltd.	Wireless Telecommunication Services	14,949,900	123,702,575
China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	641,069	28,636,552
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	223,514,575	99,876,091
Kunlun Energy Co. Ltd.	Gas Utilities	111,270,700	96,728,092

			630,707,794

Denmark 1.0%
A.P. Moeller-Maersk AS, B	Marine	94,489	100,525,695
The Drilling Co. of 1972 AS	Energy Equipment & Services	188,978	10,389,605

			110,915,300

France 7.8%
BNP Paribas SA	Banks	5,353,139	241,434,970
Compagnie de Saint-Gobain	Building Products	2,034,606	73,393,249
Credit Agricole SA	Banks	10,939,226	124,922,124
Sanofi	Pharmaceuticals	2,706,164	232,355,825
Veolia Environnement SA	Multi-Utilities	6,928,754	165,634,813

			837,740,981

Germany 6.5%
Bayer AG	Pharmaceuticals	3,177,496	235,177,269
Deutsche Telekom AG	Diversified Telecommunication Services	2,826,063	47,138,567
E.ON SE	Multi-Utilities	14,515,246	134,888,595
Merck KGaA	Pharmaceuticals	1,116,563	119,358,874
Siemens AG	Industrial Conglomerates	1,581,963	158,138,000
Siemens AG, ADR	Industrial Conglomerates	65,018	3,245,048

			697,946,353

Hong Kong 2.2%
CK Asset Holdings Ltd.	Real Estate Management & Development	942,900	6,385,553
CK Hutchison Holdings Ltd.	Industrial Conglomerates	24,881,500	216,287,699
Value Partners Group Ltd.	Capital Markets	20,445,000	10,400,126

			233,073,378

India 2.0%
Bharti Airtel Ltd.	Wireless Telecommunication Services	31,310,779	151,968,121
Hero Motocorp Ltd.	Automobiles	1,932,181	69,551,540

			221,519,661

Ireland 0.3%
Bank of Ireland Group PLC	Banks	8,134,777	30,953,512

Israel 0.7%
[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	10,979,246	75,756,797

Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	10,332,692	155,359,137

franklintempleton.com	Annual Report	17

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)

Japan 9.6%
Kirin Holdings Co. Ltd.	Beverages	4,907,000	$96,929,821
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	5,429,100	130,112,379
Panasonic Corp.	Household Durables	21,778,300	168,121,465
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	3,333,594	117,892,527
Sumitomo Mitsui Financial Group Inc.	Banks	4,263,556	139,824,249
Suntory Beverage & Food Ltd.	Beverages	2,371,000	102,218,478
Taiheiyo Cement Corp.	Construction Materials	1,989,400	50,224,227
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	6,718,150	227,026,484

			1,032,349,630

Luxembourg 2.2%
SES SA, IDR	Media	14,561,549	234,547,396

Netherlands 2.8%
Aegon NV	Insurance	24,389,063	92,829,246
ING Groep NV	Banks	21,993,703	210,235,012

			303,064,258

Singapore 2.3%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	108,261,100	247,289,010

South Korea 3.4%
KB Financial Group Inc.	Banks	4,022,815	131,934,799
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	6,555,891	238,299,535

			370,234,334

Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	13,973,040	96,769,300

Switzerland 3.3%
Alcon Inc.	Health Care Equipment & Supplies	87,983	5,359,777
Roche Holding AG	Pharmaceuticals	939,607	256,864,832
UBS Group AG	Capital Markets	8,712,173	91,975,762

			354,200,371

Thailand 1.4%
Bangkok Bank PCL, fgn	Banks	18,820,900	105,431,466
Bangkok Bank PCL, NVDR	Banks	8,099,000	45,236,943

			150,668,409

United Kingdom 10.2%
Barclays PLC	Banks	44,549,188	74,035,213
BP PLC	Oil, Gas & Consumable Fuels	33,964,938	206,691,373
HSBC Holdings PLC	Banks	14,001,330	100,872,441
Kingfisher PLC	Specialty Retail	64,267,213	152,035,586
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	7,108,214	195,873,885
Standard Chartered PLC (GBP Traded)	Banks	22,112,122	167,328,009
Standard Chartered PLC (HKD Traded)	Banks	376,516	2,827,846
Vodafone Group PLC	Wireless Telecommunication Services	102,286,387	193,183,180

			1,092,847,533

18	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)

United States 28.7%
Allergan PLC	Pharmaceuticals	1,866,559	$298,126,803
AmerisourceBergen Corp.	Health Care Providers & Services	1,243,724	102,321,173
Apache Corp.	Oil, Gas & Consumable Fuels	7,945,280	171,379,690
Capital One Financial Corp.	Consumer Finance	1,280,877	110,949,566
Cardinal Health Inc.	Health Care Providers & Services	2,086,957	90,010,455
Citigroup Inc.	Banks	2,449,999	157,657,436
Comcast Corp., A	Media	2,653,327	117,436,253
[a]CommScope Holding Co. Inc.	Communications Equipment	4,523,500	48,582,390
Coty Inc., A	Personal Products	8,168,682	78,010,913
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2,419,400	165,680,512
Gilead Sciences Inc.	Biotechnology	4,197,800	266,728,212
Kellogg Co.	Food Products	5,248,682	329,617,230
The Kroger Co.	Food & Staples Retailing	8,957,100	212,104,128
[a]Mattel Inc.	Leisure Products	9,207,200	90,230,560
[a]Navistar International Corp.	Machinery	3,410,883	78,450,309
Oracle Corp.	Software	3,512,851	182,879,023
United Parcel Service Inc., B	Air Freight & Logistics	1,158,540	137,472,356
Verizon Communications Inc.	Diversified Telecommunication Services	966,100	56,188,376
Walgreens Boots Alliance Inc.	Food & Staples Retailing	4,818,910	246,680,003
Wells Fargo & Co.	Banks	3,108,900	144,781,473

			3,085,286,861

Total Common Stocks (Cost $11,169,147,228)			10,226,081,873

		Principal Amount*

Short Term Investments 4.3%

Time Deposits 4.3%

Australia 0.5%

National Australia Bank Ltd, 2.00%, 9/03/19		$59,000,000	59,000,000

Canada 3.8%

Bank of Montreal, 1.95%, 9/03/19		60,000,000	60,000,000

National Bank of Canada, 2.05%, 9/03/19		280,000,000	280,000,000

Royal Bank of Canada, 2.10%, 9/03/19		67,000,000	67,000,000

			407,000,000

Total Time Deposits (Cost $466,000,000)			466,000,000

Total Investments (Cost $11,635,147,228) 99.4%			10,692,081,873

Other Assets, less Liabilities 0.6%			59,761,456

Net Assets 100.0%			$10,751,843,329

franklintempleton.com	Annual Report	19

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

See Abbreviations on page 34.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

August 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,635,147,228

Value - Unaffiliated issuers	$10,692,081,873
Cash	2,431,276
Foreign currency, at value (cost $6,402,626)	6,446,017
Receivables:
Investment securities sold	17,173,764
Capital shares sold	2,869,266
Dividends	42,891,745
European Union tax reclaims	15,190,744
Other assets	6,139

Total assets	10,779,090,824

Liabilities:
Payables:
Investment securities purchased	5,074,852
Capital shares redeemed	8,976,291
Management fees	6,315,463
Distribution fees	1,995,033
Transfer agent fees	1,286,267
Deferred tax	2,473,699
Accrued expenses and other liabilities	1,125,890

Total liabilities	27,247,495

Net assets, at value	$10,751,843,329

Net assets consist of:
Paid-in capital	$11,049,311,810

Total distributable earnings (loss)	(297,468,481)

Net assets, at value	$10,751,843,329

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2019

Class A:
Net assets, at value	$8,604,624,440

Shares outstanding	410,448,478

Net asset value per share[a]	$20.96

Maximum offering price per share (net asset value per share ÷ 94.50%)	$22.18

Class C:
Net assets, at value	$152,391,968

Shares outstanding	7,412,534

Net asset value and maximum offering price per share[a]	$20.56

Class R:
Net assets, at value	$62,515,128

Shares outstanding	3,013,265

Net asset value and maximum offering price per share	$20.75

Class R6:
Net assets, at value	$1,504,940,902

Shares outstanding	71,765,430

Net asset value and maximum offering price per share	$20.97

Advisor Class:
Net assets, at value	$427,370,891

Shares outstanding	20,342,386

Net asset value and maximum offering price per share	$21.01

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2019

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$380,754,035
Interest:
Unaffiliated issuers	10,529,934
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	432,937
Non-controlled affiliates (Note 3f)	273,733

Total investment income	391,990,639

Expenses:
Management fees (Note 3a)	82,385,615
Distribution fees: (Note 3c)
Class A	24,094,930
Class C	2,310,914
Class R	374,645
Transfer agent fees: (Note 3e)
Class A	9,317,881
Class C	223,716
Class R	72,766
Class R6	343,050
Advisor Class	458,849
Custodian fees (Note 4)	943,761
Reports to shareholders	637,465
Registration and filing fees	190,904
Professional fees	250,761
Directors’ fees and expenses	448,602
Other	247,688

Total expenses	122,301,547
Expenses waived/paid by affiliates (Note 3f and 3g)	(49,086)

Net expenses	122,252,461

Net investment income	269,738,178

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	523,832,115
Written options	3,188,934
Foreign currency transactions	(2,981,349)

Net realized gain (loss)	524,039,700

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,493,768,334)
Translation of other assets and liabilities denominated in foreign currencies	(1,393,829)
Written options.	19,974
Change in deferred taxes on unrealized appreciation	(2,473,699)

Net change in unrealized appreciation (depreciation)	(2,497,615,888)

Net realized and unrealized gain (loss)	(1,973,576,188)

Net increase (decrease) in net assets resulting from operations	$(1,703,838,010)

*Foreign taxes withheld on dividends	$28,610,481

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$269,738,178	$244,979,349
Net realized gain (loss)	524,039,700	1,286,442,041
Net change in unrealized appreciation (depreciation)	(2,497,615,888)	(835,168,379)

Net increase (decrease) in net assets resulting from operations	(1,703,838,010)	696,253,011

Distributions to shareholders: (Note 1f)
Class A	(1,060,271,255)	(195,191,280)
Class C	(17,987,523)	(6,311,761)
Class R	(8,302,520)	(1,537,795)
Class R6	(179,538,473)	(40,254,398)
Advisor Class	(53,290,298)	(10,062,504)

Total distributions to shareholders	(1,319,390,069)	(253,357,738)

Capital share transactions: (Note 2)
Class A	318,262,962	(513,628,560)
Class C	(344,726,383)	(58,357,823)
Class R	(6,907,043)	(14,099,627)
Class R6	115,423,472	(112,349,997)
Advisor Class	13,713,825	(6,104,141)

Total capital share transactions	95,766,833	(704,540,148)

Net increase (decrease) in net assets	(2,927,461,246)	(261,644,875)
Net assets:
Beginning of year	13,679,304,575	13,940,949,450

End of year (Note 1f)	$10,751,843,329	$13,679,304,575

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective October 5, 2018, all Class C1 shares were converted to Class C.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent

franklintempleton.com	Annual Report	25

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

pricing services. At August 31, 2019, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2019, the Fund had no securities on loan.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions (continued)

net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(195,191,280)
Class C	(6,311,761)
Class R	(1,537,795)
Class R6	(40,254,398)
Advisor Class	(10,062,504)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $184,997,376.

2. Capital Stock

At August 31, 2019, there were 2.7 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	35,476,942	$849,722,463	14,913,291	$460,252,074
Shares issued in reinvestment of distributions	42,861,541	923,666,190	6,012,472	161,659,231
Shares issued on reorganization	—	—	12,926,845	295,023,084
Shares redeemed	(63,390,104)	(1,455,125,691)	(52,618,740)	(1,430,562,949)

Net increase (decrease)	14,948,379	$318,262,962	(18,766,132)	$(513,628,560)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

	Year Ended August 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	22,174,939	$573,341,752	1,474,870	$43,187,826
Shares issued in reinvestment of distributions	825,367	17,539,045	236,589	6,212,817
Shares issued on reorganization	—	—	976,810	21,658,991
Shares redeemed[a]	(36,675,969)	(935,607,180)	(4,897,184)	(129,417,457)

Net increase (decrease)	(13,675,663)	$(344,726,383)	(2,208,915)	$(58,357,823)

Class R Shares:
Shares sold	295,764	$6,681,869	321,464	$8,628,044
Shares issued in reinvestment of distributions	382,358	8,167,160	56,467	1,505,423
Shares redeemed	(967,947)	(21,756,072)	(897,264)	(24,233,094)

Net increase (decrease)	(289,825)	$(6,907,043)	(519,333)	$(14,099,627)

Class R6 Shares:
Shares sold	2,539,704	$55,702,723	4,163,216	$112,061,006
Shares issued in reinvestment of distributions	8,089,986	173,934,703	1,451,754	38,965,075
Shares redeemed	(4,962,578)	(114,213,954)	(9,634,039)	(263,376,078)

Net increase (decrease)	5,667,112	$115,423,472	(4,019,069)	$(112,349,997)

Advisor Class Shares:
Shares sold	3,116,210	$71,643,262	4,058,128	$113,359,292
Shares issued in reinvestment of distributions	2,226,548	47,982,115	335,044	9,012,671
Shares issued on reorganization	—	—	743,643	17,009,388
Shares redeemed	(4,647,256)	(105,911,552)	(5,365,950)	(145,485,492)

Net increase (decrease)	695,502	$13,713,825	(229,135)	$(6,104,141)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the year ended August 31, 2019, the gross effective investment management fee rate was 0.685% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$285,914
CDSC retained	$12,213

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2019, the Fund paid transfer agent fees of $10,416,262, of which $5,903,605 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.85%	$—	$654,054,599	$(654,054,599)	$—	$—	$ —	—	$273,733

g.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2019.

Prior to January 1, 2019, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

h.   Other Affiliated Transactions

At August 31, 2019, one or more of the funds in Franklin Fund Allocator Series owned 13.1% of the Fund’s outstanding shares.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

i.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended August 31, 2019, these purchase and sale transactions aggregated $7,221,547 and $591,896, respectively.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2019, there were no credits earned.

5.   Income Taxes

The tax character of distributions paid during the years ended August 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$237,589,826	$253,357,738

Long term capital gain	1,081,800,243	—
	$1,319,390,069	$253,357,738

At August 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$11,587,333,049

Unrealized appreciation	$993,863,882

Unrealized depreciation	(1,889,115,058)

Net unrealized appreciation (depreciation)	$(895,251,176)

Distributable earnings:
Undistributed ordinary income	$233,651,496

Undistributed long term capital gains	351,620,138

Total distributable earnings	$585,271,634

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2019, aggregated $2,938,413,042 and $3,701,875,032, respectively.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

7.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.   Other Derivative Information

For the year ended August 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Written options	$3,188,934	Written options	$19,974

For the year ended August 31, 2019, the average month end notional amount of options represented 267,885 shares.

See Note 1(c) regarding derivative financial instruments.

9.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2019, the Fund did not use the Global Credit Facility.

10.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

10.   Fair Value Measurements (continued)

•   Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of August 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
China	$132,916,417	$497,791,377	$—	$630,707,794
Hong Kong	—	233,073,378	—	233,073,378
United Kingdom	989,147,246	103,700,287	—	1,092,847,533
All Other Equity Investments	8,269,453,168	—	—	8,269,453,168
Short Term Investments	—	466,000,000	—	466,000,000

Total Investments in Securities	$9,391,516,831	$1,300,565,042	$—	$10,692,081,873

aFor detailed categories, see the accompanying Statement of Investments.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio

GBP	British Pound	ADR	American Depositary Receipt

HKD	Hong Kong Dollar	IDR	International Depositary Receipt

		NVDR	Non-Voting Depositary Receipt

34	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth Fund, Inc. (the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,096,550,091 as a long term capital gain dividend for the fiscal year ended August 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $14,606,919 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 37.35% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $342,094,111 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON GROWTH FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1992	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	35	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2016	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 2000 and Lead Independent Director since 2007	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	35	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2000	22	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	35	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013 and Vice President since 1996	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON GROWTH FUND, INC.

(Fund)

At an in-person meeting held on May 21, 2019 (Meeting), the Board of Directors (Board) of the Fund, including a majority of the directors who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Directors), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Directors received advice from and met separately with Independent Director counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Director counsel on behalf of the Independent Directors in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Directors held a telephonic contract renewal meeting at which the Independent Directors conferred amongst themselves and Independent Director counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization.

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the Fund’s performance with management and management explained that overweight health care holdings, underweight positions in the technology and consumer discretionary sectors, and underweight positions in U.S. securities detracted from the Fund’s performance over the one-, three- and five-year periods. The Board further noted management’s recent enhancements to its investment process and portfolio management team. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and the enhancements monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, three global multi-cap core funds and three global multi-cap growth funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all

factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Growth Fund, Inc.
Investment Manager Templeton Global Advisors Limited	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	Shareholder Services (800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	101 A 10/19

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $85,944 for the fiscal year ended August 31, 2019 and $115,313 for the fiscal year ended August 31, 2018.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $34,039 for the fiscal year ended August 31, 2019 and $33,402 for the fiscal year ended August 31, 2018. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended August 31, 2019 and $0 for the fiscal year ended August 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2019 and $4,989 for the fiscal year ended August 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $22,200 for the fiscal year ended August 31, 2019 and $7,500 for the fiscal year ended August 31, 2018. The services for which these fees were paid included the issuance of an Auditors’ Certificate for

South Korean regulatory shareholder disclosures and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $76,239 for the fiscal year ended August 31, 2019 and $45,891 for the fiscal year ended August 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.    N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.    N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	October 31, 2019

By	S\ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date:	October 31, 2019